VAUGHAN NELSON FUNDS

Vaughan Nelson Emerging Markets Opportunities Fund

Investor Class (Ticker Symbol: ADVKX)

Institutional Class (Ticker Symbol: ADVMX)

Vaughan Nelson International Small Cap Fund

Investor Class (Ticker Symbol: ADVJX)

Institutional Class (Ticker Symbol: ADVLX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated August 6, 2021, to each currently effective

Prospectus and Statement of Additional Information (“SAI”).

Effective July 30, 2021, Natixis Distribution, L.P., the Funds’ distributor, reorganized into a limited liability company (LLC). As a result, the firm’s name changed from Natixis Distribution, L.P. to Natixis Distribution, LLC. Accordingly, all references in the Prospectus and SAI to Natixis Distribution, L.P as distributor of the Funds are replaced with Natixis Distribution, LLC.

Please retain this Supplement with your records.